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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 15, 2000



                           BELL ATLANTIC CORPORATION
             (Exact name of registrant as specified in its charter)



Delaware                        1-8606                      23-2259884
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
of incorporation)                                           Identification No.)




1095 Avenue of the Americas
New York, New York                                          10036
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (212) 395-2121

                                 Not applicable
          (Former name or former address, if changed since last report)
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Item 7.  Financial Statements and Exhibits
         ---------------------------------

(c)  Exhibits.

99 Unaudited pro forma combined condensed financial statements for Bell Atlantic Corporation and GTE Corporation for the nine-month period ended September 30, 1999.
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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            BELL ATLANTIC CORPORATION


                            By: /s/ Doreen A. Toben
                                --------------------------------------
                                Doreen A. Toben
                                Vice President - Controller



Date:  February 15, 2000
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                                 EXHIBIT INDEX


Exhibit
Number    Description
------    -----------

99 Unaudited pro forma combined condensed financial statements for Bell Atlantic Corporation and GTE Corporation for the nine-month period ended September 30, 1999.